UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2007 (July 12, 2007)

VERINT SYSTEMS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-49790	11-3200514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 South Service Road, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 962-9600

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 27, 2006, Witness Systems, Inc. (subsequently renamed Verint Americas Inc.) (“Witness”) received notice from the Securities and Exchange Commission (the “SEC”) of an informal non-public inquiry relating to the stock option grant practices of Witness from February 1, 2000 through the date of the notice. Verint Systems Inc. (the “Company”) acquired Witness on May 25, 2007. On July 12, 2007 the Company received a copy of the Formal Order of Investigation from the SEC. The Company believes that the focus of the formal investigation is substantially the same as the informal inquiry The Company and Witness have fully cooperated, and intend to continue to fully cooperate, with the SEC regarding this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verint Systems Inc.
Date: July 16, 2007
	By:	/s/ Peter Fante
	Name:	Peter Fante
	Title:	Chief Legal Officer